Exhibit 10.1

AMENDMENT NO. 9 TO AMENDED AND RESTATED CREDIT FACILITIES AGREEMENT

This AMENDMENT NO. 9 TO AMENDED AND RESTATED CREDIT FACILITIES AGREEMENT (this “Agreement”) is entered into and effective as of October 16, 2009, by and among (1) Pomeroy IT Solutions, Inc. (formerly known as, Pomeroy Computer Resources, Inc., and as successor by merger with Val Tech Computer Systems, Inc.), (2) Pomeroy Select Integration Solutions, Inc., (3) Pomeroy Staffing Solutions, LLC (formerly, prior to conversion, Pomeroy Select Advisory Services, Inc.), (4) Pomeroy IT Solutions Sales Company, Inc. (formerly known as, Pomeroy Computer Resources Sales Company, Inc., and as successor by merger with TheLinc, LLC and as successor by merger with Micrologic Business Systems of K.C., LLC), (5) Pomeroy Computer Resources Holding Company, Inc., (6) Pomeroy Computer Resources Operations, LLP, (7) PCR Holdings, Inc. (formerly known as, Technology Integration Financial Services, Inc.), (8) PCR Properties, LLC (formerly, prior to conversion, PCR Properties, Inc., and prior to such conversion, formerly known as, T.I.F.S. Advisory Services, Inc.), (9) Alternative Resources Corporation, a Delaware corporation (as successor by merger with Pomeroy Acquisition Sub, Inc.), (10) ARC Service, Inc., a Delaware corporation, (11) ARC Staffing Management LLC, a Delaware limited liability company, (12) ARC Shared Services LLC, a Delaware limited liability company, (13) ARC Technology Management LLC, a Delaware limited liability company, (14) ARC Solutions, Inc., a Delaware corporation, and (15) ARC Midholding, Inc., a Delaware corporation (collectively and separately referred to as, “Borrower” or “Borrowers”), and GE Commercial Distribution Finance Corporation, formerly known as Deutsche Financial Services Corporation (“GECDF”), as Administrative Agent, and GECDF as the sole Lender.

Recitals:

A.
Borrower, Administrative Agent and Lenders are party to that certain Amended and Restated Credit Facilities Agreement dated as of June 25, 2004, as amended by Amendment No. 1 (with Waiver) to Amended and Restated Credit Facilities Agreement dated as of March 31, 2006, as amended by Amendment No. 2 (with Waiver) to Amended and Restated Credit Facilities Agreement dated as of April 13, 2006, as amended by Amendment No. 3 (with Waiver) to Amended and Restated Credit Facilities Agreement dated as of June 23, 2006, as amended by Amendment No. 4 to Amended and Restated Credit Facilities Agreement dated as of June 25, 2007, as amended by Amendment No. 5 to Amended and Restated Credit Facilities Agreement dated as of April 15, 2008, as amended by Amendment No. 6 to Amended and Restated Credit Facilities Agreement dated as of June 25, 2008, as amended by Amendment No. 7 to Amended and Restated Credit Facilities Agreement dated as of November 14, 2008, and as amended by Amendment No. 8 to Amended and Restated Credit Facilities Agreement dated as of June 24, 2009, and as  further amended or modified or consented to from time to time (the “Loan Agreement”).

B.	GE Commercial Distribution Finance Corporation, as the sole Lender, and Borrower have agreed to the provisions set forth herein on the terms and conditions contained herein.

Agreement

Therefore, in consideration of the mutual agreements herein and other sufficient consideration, the receipt of which is hereby acknowledged, Borrower, Administrative Agent and Lender hereby agree as follows:

1.           Definitions.  All references to the “Agreement” or the “Loan Agreement” in the Loan Agreement and in this Agreement shall be deemed to be references to the Loan Agreement as it may be amended, restated, extended, renewed, replaced, or otherwise modified from time to time.  Capitalized terms used and not otherwise defined herein have the meanings given them in the Loan Agreement.

2.           Effectiveness of Agreement.   This Agreement shall become effective as of the date first written above, but only if this Agreement has been executed by Borrower, Administrative Agent and Lender.

3.           Amendment.   The Loan Agreement is hereby amended as follows:

3.1.Maturity.   Section 6.1.2.3 of the Loan Agreement is deleted in its entirety and replaced with the following:

“6.1.2.3  Maturity.  Borrower shall repay the entire amount of the Aggregate Revolving Loan on January 4, 2010, and Borrower shall repay the entire amount of the Swingline Loan on demand, or if no demand is made, on January 4, 2010, and plus at such time, payment of cash collateral satisfactory to Administrative Agent as security for Borrower’s obligation to reimburse the Letter of Credit Issuer for 105% of all draws and expenses under all outstanding Letters of Credit.  Borrower shall repay the entire amount of the Aggregate Floorplan Loan and the Interim Floorplan Loan on the date as provided in Section 3.2.7 or specified elsewhere in this Agreement or if no demand is made as set forth in Section 3.2.7 or elsewhere in this Agreement, then on January 4, 2010 (such date being, the “Floorplan Loan Maturity Date”), plus cash collateral equal to 100% of any unfunded Approvals, in which case such Approvals shall be otherwise paid in accordance with the applicable Statements of Transaction.”

4.           Representations and Warranties of Borrower.   Each Borrower hereby represents and warrants to Administrative Agent and Lender that (i) such Borrower’s execution of this Agreement has been duly authorized by all requisite action of such Borrower, (ii) no consents are necessary from any third parties for such Borrower’s execution, delivery or performance of this Agreement, (iii) this Agreement, the Loan Agreement, and each of the other Loan Documents, constitute the legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their terms, except to the extent that the enforceability thereof against Borrower may be limited by bankruptcy, insolvency or other laws affecting the enforceability of creditors rights generally or by equity principles of general application, (iv) except as disclosed on the disclosure schedule attached to the Loan Agreement and attached hereto as Exhibit B, all of the representations and warranties contained in Section 11 of the Loan Agreement are true and correct with the same force and effect as if made on and as of the date of this Agreement, and (v) after giving effect to this Agreement, there is no Existing Default.

5.           Customer Identification - USA PATRIOT Act Notice.   Administrative Agent and Lender hereby notifies the Borrowers and each other Covered Person that, pursuant to the requirements of the USA Patriot Act, Title III of Pub. L. 107-56, signed into law October 26, 2001 (as amended from time to time (including any successor statute) and together with all rules promulgated thereunder, collectively, the “Act”), it is required to obtain, verify and record information that identifies the Borrowers and each other Covered Person, which information includes the name and address of the Borrowers and each other Covered Person and other information that will allow Administrative Agent and Lender to identify the Borrowers and each other Covered Person in accordance with the Act.

6.           Reaffirmation.   Each Borrower hereby represents, warrants, acknowledges and confirms that (i) except as specifically modified by the terms of this Agreement, the Loan Agreement and the other Loan Documents remain in full force and effect as amended by this Agreement, (ii) such Borrower has no defense to its obligations under the Loan Agreement and the other Loan Documents, and the Loan Obligations are due and owing to the Administrative Agent and Lender without setoff or counterclaim, (iii) the Security Interests of the Administrative Agent (held for the ratable benefit of the Lenders) under the Security Documents secure all the Loan Obligations, are reaffirmed in all respects, continue in full force and effect, have the same priority as before this Agreement, and are not impaired or extinguished in any respect by this Agreement, and (iv) such Borrower has no claim against Administrative Agent or any Lender arising from or in connection with the Loan Agreement or the other Loan Documents and any such claim is hereby irrevocably waived and released and discharged forever.  Until the Loan Obligations are paid in full in cash and all obligations and liabilities of each Borrower under this Agreement and the Loan Documents are performed and paid in full in cash, each Borrower agrees and covenants that they are respectively bound by the covenants and agreements set forth in the Loan Agreement, Loan Document and in this Agreement.  The Borrowers hereby ratify and confirm the Loan Obligations.  This Agreement does not create or constitute, and is not, a novation of the Loan Agreement and the other Loan Documents.

7.           Release.   As a material part of the consideration for Administrative Agent and Lender entering into this Agreement, each Borrower, jointly and severally, for themselves and their officers, directors, employees and agents (collectively “Releasor”) hereby forever releases, forever waives and forever discharges Administrative Agent, each Lender, and Administrative Agent’s and Lender’s predecessors, successors, assigns, officers, managers, directors, shareholders, employees, agents, attorneys, representatives, parent corporations, subsidiaries, and affiliates (hereinafter all of the above collectively referred to as “Administrative Agent and Lender Group”), jointly and severally, from any and all claims, counterclaims, demands, damages, debts, agreements, covenants, suits, contracts, obligations, liabilities, accounts, offsets, rights, actions, and causes of action of any nature whatsoever, including, without limitation, all claims, demands, and causes of action for contribution and indemnity, whether arising at law or in equity, and whether arising under, arising in connection with, or arising from, the Loan Agreement, and the other Loan Documents or otherwise, whether presently possessed or possessed in the future, whether known or unknown, whether liability be direct or indirect, liquidated or unliquidated, whether presently accrued or to accrue hereafter, whether absolute or contingent, foreseen or unforeseen, and whether or not heretofore asserted, which Releasor may have or claim to, have against any of Administrative Agent and Lender Group.

8.           Governing Law.   This Agreement has been executed and delivered in St. Louis, Missouri, and shall be governed by and construed under the laws of the State of Missouri without giving effect to choice or conflicts of law principles thereunder.

9.           Section Titles.   The section titles in this Agreement are for convenience of reference only and shall not be construed so as to modify any provisions of this Agreement.

10.         Fees and Expenses.   Borrower shall promptly pay to Administrative Agent all fees, expenses and other amounts owing to Administrative Agent under the Loan Agreement and the other Loan Documents upon demand, including, without limitation, all reasonable fees, costs and expenses incurred by Administrative Agent in connection with the preparation, negotiation, execution, and delivery of this Agreement, but excluding costs and expenses incurred by Administrative Agent in performing periodic field exams if such field exams are performed while there is no Existing Default.

11.         Counterparts; Facsimile Transmissions.   This Agreement may be executed in one or more counterparts and on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Signatures to this Agreement may be given by facsimile or other electronic transmission, and such signatures shall be fully binding on the party sending the same.

12.         Incorporation By Reference.   Administrative Agent, Lender and Borrower hereby agree that all of the terms of the Loan Documents are incorporated in and made a part of this Agreement by this reference.  This Agreement is a Loan Document.

13.        Notice—Insurance.
The following notice is given pursuant to Section 427.120 of the Missouri Revised Statutes; nothing contained in such notice shall be deemed to limit or modify the terms of the Loan Documents:

UNLESS YOU PROVIDE EVIDENCE OF THE INSURANCE COVERAGE REQUIRED BY YOUR AGREEMENT WITH US, WE MAY PURCHASE INSURANCE AT YOUR EXPENSE TO PROTECT OUR INTERESTS IN YOUR COLLATERAL.  THIS INSURANCE MAY, BUT NEED NOT, PROTECT YOUR INTERESTS.  THE COVERAGE THAT WE PURCHASE MAY NOT PAY ANY CLAIM THAT YOU MAKE OR ANY CLAIM THAT IS MADE AGAINST YOU IN CONNECTION WITH THE COLLATERAL.  YOU MAY LATER CANCEL ANY INSURANCE PURCHASED BY US, BUT ONLY AFTER PROVIDING EVIDENCE THAT YOU HAVE OBTAINED INSURANCE AS REQUIRED BY OUR AGREEMENT.  IF WE PURCHASE INSURANCE FOR THE COLLATERAL, YOU WILL BE RESPONSIBLE FOR THE COSTS OF THAT INSURANCE, INCLUDING THE INSURANCE PREMIUM, INTEREST AND ANY OTHER CHARGES WE MAY IMPOSE IN CONNECTION WITH THE PLACEMENT OF THE INSURANCE, UNTIL THE EFFECTIVE DATE OF THE CANCELLATION OR EXPIRATION OF THE INSURANCE.  THE COSTS OF THE INSURANCE MAY BE ADDED TO YOUR TOTAL OUTSTANDING BALANCE OR OBLIGATION.  THE COSTS OF THE INSURANCE MAY BE MORE THAN THE COST OF INSURANCE YOU MAY BE ABLE TO OBTAIN ON YOUR OWN.

14.         Notice—Oral Commitments Not Enforceable.
The following notice is given pursuant to Sections 432.045 and 432.047 of the Missouri Revised Statutes; nothing contained in such notice shall be deemed to limit or modify the terms of the Loan Documents:

ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE, REGARDLESS OF THE LEGAL THEORY UPON WHICH IT IS BASED THAT IS IN ANY WAY RELATED TO THE CREDIT AGREEMENT. TO PROTECT YOU (BORROWER(S)) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.
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IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first above written.

POMEROY IT SOLUTIONS, INC.
(formerly known as, Pomeroy Computer Resources, Inc.,
as successor by merger with Val Tech Computer Systems, Inc.)

By:       /s/ Craig J. Propst
Name:  Craig J. Propst
Title: CFO & Treasurer

POMEROY SELECT INTEGRATION SOLUTIONS, INC.

By:      /s/ Craig J. Propst
Name: Craig J. Propst
Title:  Treasurer

POMEROY STAFFING SOLUTIONS, LLC
(formerly, prior to conversion, Pomeroy Select Advisory Services, Inc.)

By:      /s/ Craig J. Propst
Name: Craig J. Propst
Title:   Treasurer

POMEROY IT SOLUTIONS SALES COMPANY, INC.
(formerly known as, Pomeroy Computer Resources Sales Company, Inc., and as successor by merger with TheLinc, LLC and as successor by merger with Micrologic Business Systems of K.C., LLC)

By:       /s/ Craig J. Propst
Name:  Craig J. Propst
Title:    Treasurer

POMEROY COMPUTER RESOURCES HOLDING COMPANY, INC.

By:       /s/ Craig J. Propst
Name:  Craig J. Propst
Title:    Treasurer

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POMEROY COMPUTER RESOURCES OPERATIONS, LLP

By: Pomeroy IT Solutions, Inc., its partner

By:	/s/ Craig J. Propst
Name:	Craig J. Propst
Title:	Chief Financial Officer, Senior Vice President & Treasurer

PCR HOLDINGS, INC.
(formerly known as, Technology Integration Financial Services, Inc.)

By:	/s/ Craig J. Propst
Name:	Craig J. Propst
Title:	Treasurer

PCR PROPERTIES, LLC
(formerly, prior to conversion, PCR Properties, Inc.,
and prior to such conversion, formerly known as, T.I.F.S. Advisory Services, Inc.)

By:	/s/ Craig J. Propst
Name:	Craig J. Propst
Title:	Treasurer

ALTERNATIVE RESOURCES CORPORATION
(as successor by merger with Pomeroy Acquisition Sub, Inc.)

By:	/s/ Craig J. Propst
Name:	Craig J. Propst
Title:	Treasurer

ARC SERVICE, INC.

By:	/s/ Craig J. Propst
Name:	Craig J. Propst
Title:	Treasurer

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ARC STAFFING MANAGEMENT LLC

By:	/s/ Craig J. Propst
Name:	Craig J. Propst
Title:	Treasurer

ARC SHARED SERVICES LLC

By:	/s/ Craig J. Propst
Name:	Craig J. Propst
Title:	Treasurer

ARC TECHNOLOGY MANAGEMENT LLC

By:	/s/ Craig J. Propst
Name:	Craig J. Propst
Title:	Treasurer

ARC SOLUTIONS, INC.

By:	/s/ Craig J. Propst
Name:	Craig J. Propst
Title:	Treasurer

ARC MIDHOLDING, INC.

By:	/s/ Craig J. Propst
Name:	Craig J. Propst
Title:	Treasurer

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GE COMMERCIAL DISTRIBUTION FINANCE CORPORATION,
 formerly known as Deutsche Financial Services Corporation,
 as Administrative Agent and as Lender

By:	/s/ David Mintert
Name:	David Mintert
Title:	Operations Director

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Exhibit A

Documents and Requirements

1.	Amendment No. 9 to Amended and Restated Credit Facilities Agreement executed by Borrower and Lender.

Exhibit B

Supplemental Disclosure Schedule

NONE